UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

SENTINEL GROUP FUNDS, INC. _________________________________________________
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment Of Filing Fee (Check the appropriate box):
	No fee required.
	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
	Fee paid previously with preliminary materials.


Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

PO BOX 55909,  Boston,  MA  02205-5909

Sentinel  Group  Funds,  Inc.

SPECIAL  MEETING  OF SHAREHOLDERS March  2,  2015  at  10:00  A.M.,  Eastern  Time

One National  Life  Drive

Montpelier,  Vermont

*** Your  Vote  is  Important  ***

Important  Notice  Regarding  the Availability  of  Proxy  Materials

for  the  Special Meeting  of  Shareholders  to  be Held  on  March  2,  2015.

This communication  is  not  a  form  for  voting  and  presents  only  an  overview  of  the  more  complete  proxy  materials  that  are available to  you  on  the  Internet  and  by  other  means  described  on  the  back  of  this  notice.   We  encourage  you  to  access  and review  all  of  the  important  information  contained  in  the  proxy  materials  before  voting.  The  proxy  materials,  including  the Notice of Special  Meeting, the proxy statement and proxy card, are available  at  www.2voteproxy.com/sentinel.

If you  want  to receive  a  paper  or  e-mail  copy of these documents,  you  must  request  one.   There  is  no  charge  to  you  for requesting a copy.  Please  make your request for  a copy as instructed on the back of this notice on or before  February 23, 2015 to facilitate timely delivery.

The Special  Meeting of Shareholders  (the “Meeting”) of the series  of Sentinel  Group Funds, Inc. will  be held at the offices  of National  Life Group, located  at One National  Life  Drive,  Montpelier,  Vermont  on  March  2, 2015 at  10:00 a.m. Eastern  Time.  Matters  to be voted  on  at the meeting  are listed on the reverse  side of this  notice along  with the Board’s  recommendations.   You may attend  the  Meeting in person and vote  your  shares  at  that  time.   Directions  to  attend  the  Meeting  and  vote  in  person  can  be  obtained  by  calling  1-800-282-3863.   If you  cannot  attend  or  do  not  wish  to  attend  the  Meeting  in  person,  please  follow  the  instructions  below  to  view  the  materials  and  vote online or obtain proxy materials  via  one  of  the  methods  listed  on  the back  of this  notice.   Please vote your proxy  promptly  so  that your shares may  be represented at the Meeting.  Thank  you  in  advance  for your participation.

Online  Viewing  and  Voting  is  Quick,  Easy and  Eco-Friendly!

A convenient way  to  View  important Proxy  Materials  and  Vote  immediately  in  3  simple  steps

Step 1: Go to the Electronic  Voting Site at www.2voteproxy.com/sentinel

Step 2: Access  and View the Proxy Materials by  clicking on the associated  links  provided.

Step 3: Follow  simple  instructions  on the screen to log  in and vote  your eligible position(s).

SEN15  -  N&A  -  V7

REQUESTING  COPIES  OF THE  PROXY  MATERIALS

The  proxy  statement  is  available  online.  If  you  want  to  receive  a  paper  copy  or  an  e-mail  with  links  to  the  electronic  materials,  you  must  request  one.  There  is no  charge  to  you  for  requesting  a  copy.  Please  make  your  request  for  a  copy  as  instructed  below  on  or  before  February  23,  2015  to  facilitate  timely  delivery.

      Internet –  Access the  Internet  and  go  to www.2voteproxy.com/sentinel.  Follow the  instructions  to  log  in  and  order  copies  and/or  set  future  delivery  preferences.

Telephone  –  Call  us  free  of  charge  at  1-855-382-6348  in  the  U.S.  or  Canada  using  a  touch-tone  phone  and  follow  the  instructions  to  log  in  and  order  copies  and/or  set         future  delivery  preferences.

E-mail  –  Send  us  an  e-mail at materials@2voteproxy.com  with  “Sentinel  Group  Funds,  Inc.  Materials  Request”  in  the  subject  line.  The  e-mail must  include:

•  The  14-digit  control  #  located  in  the  box  in  the  center  of  the  front  of  this notice.

•  Your  preference  to  receive  materials  via  mail  -or-  to receive  an  e-mail with links  to  the  electronic  materials.

•  If  you  choose  e-mail delivery,  you  must  include  your  e-mail address.

•  If  you  would  like  this  election  to  apply  to  delivery  of  material  for  all  future  meetings,  write  the  word  “Permanent”  and  include  the  last  4  digits  of  your  social  security number  or  Tax  ID number  in  the  e-mail.

HOW TO  VOTE: (Please  note:  You  cannot  vote  by  returning  this  Notice)

To  vote  your  eligible  position(s),  you  must  either  (1)  vote  online  via  the  Internet  (as  instructed  on  the  front  of  this  notice),  (2)  vote  by  telephone  (as  instructed  on  the website),  or  (3)  request  a copy  of  a full  set  of  proxy  materials,  which includes  a  proxy  voting card (as  instructed  above).   If  you wish to vote  at  the Meeting,  then bring this notice  and  proper  identification  with  you.

WE NEED  YOUR  VOTE  AS  SOON  AS  POSSIBLE.

YOUR  PROMPT  ATTENTION  WILL  HELP  US  AVOID  THE  EXPENSE  OF FURTHER  SOLICITATION.

THANK YOU  IN ADVANCE  FOR  YOUR  PARTICIPATION.

The Meeting will  be held for  the  purpose  of  voting on the following proposals,  which  the Board of  Directors  recommends  that  you  vote   FOR:

PROPOSAL  1:   Elect  four  Directors  to the Board of  Directors  of  the Corporation,  each for  an indefinite term and  until  his  or  her  successor  is  elected  and qualified or  until  his  or  her earlier  death,  retirement,  resignation or  removal.

PROPOSAL  2:   Update,  standardize,  and eliminate fundamental  investment  policies,  including: (A-G)     Updating  and standardizing the following fundamental  policies  related to:

(A)      Borrowing money

(B)      Purchasing  and selling real  estate

(C)     Underwriting securities  of  other  issuers

(D)     Making loans

(E)      Concentrating investments  in a single industry

(F)      Issuing senior  securities

(G)     Purchasing  and selling commodities  or  commodity  contracts

(H-Q)    Eliminating the following  outdated fundamental  investment  policies  not  required  by  law related to: (H)     Purchasing securities  on  margin

(I)     Investing in oil,  gas  or  other  mineral  exploration  or  development  programs  or  leases

(J)    Investing in warrants

(K)      Investing for  the purpose  of  exercising control  or  management

(L)      Purchasing  or  selling securities,  other  than Fund shares,  from or  to certain persons  associated with the Fund

(M)     Making short  sales  of  securities (not  applicable to the Total  Return Bond Fund)

(N)     Investing more than 5% of  assets  in a single issuer  (not  applicable to the Georgia  Municipal  Bond Fund,  the Government  Securities  Fund,  the  Low

Duration  Bond  Fund and the Total  Return Bond  Fund)

(O)     Investing in illiquid securities

(P)      Investing in restricted securities  (not  applicable to the Georgia Municipal  Bond Fund,  the  Multi-Asset  Income Fund,  the  Sustainable Core

Opportunities Fund,  the  Sustainable  Mid Cap Opportunities Fund and the Total  Return  Bond Fund)

(Q)     Diversifying investments  with respect  to 75%  of  assets

(R)       Changing investment  objectives  from fundamental  investment  policies  to non-fundamental  investment  policies

PROPOSAL  3:    Amend  the  advisory  agreement  between  Sentinel  Group  Funds,  Inc.  and  the  Adviser  to  disaggregate  the  assets  of  the  Government  Securities  and  Low  Duration Bond  Funds  for  purposes  of  determining  the  advisory  fee;  and  implement  a  new  advisory  fee  schedule.  (For  Shareholders  of  Low  Duration  Bond  Fund  and Government  Securities  Fund ONLY).

SEN15  -  N&A  -  V7